Innovation. Evolution. Impact. Exhibit 99.1

Innovation. Evolution. Impact. 2
Safe Harbor Statement
2 2
•
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of
1995.
•
These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
•
Such forward-looking statements include statements regarding the therapeutic potential of Infinity’s Hedgehog pathway, FAAH, and Hsp90 chaperone inhibitors; future clinical trial activity for IPI-504, IPI-493, IPI-926 and IPI-940; the presentation of clinical data for IPI-504, IPI-493 and IPI-926; estimates of 2010 financial performance; the continuation of the Purdue/Mundipharma alliance; and the expectation that Infinity will have capital to support its current operating plan into 2013.
•
Such forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with Purdue/Mundipharma will continue for its expected term or that these entities will fund Infinity’s programs as agreed, or that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation. Infinity’s expectations could also be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities; market acceptance of any products Infinity or its partners may successfully develop; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidate it is developing.
•
These and other risks which may impact management's expectations are described in greater detail under the caption "Risk
Factors" included in Infinity's annual report on Form 10-Q filed with the U.S. Securities and Exchange Commission in May 2010.
•
Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
•
All trademarks used in this presentation are the property of their respective owners.
•
Our Internet website is http://www.infi.com. We regularly use our website to post information regarding our business, product development programs and governance.  We encourage investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.

Infinity:
Innovation. Evolution. Impact.
Integrated Team
Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Establishing commercial infrastructure in US
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Four candidates in the clinic
Innovation. Evolution. Impact.

Financial Strength to Create Value

~$310M to aggressively invest in pipeline and access external opportunities
~$310M
~$126M
~$126M in Cash & Investments
at 3/31/10
~$260M
$150M in Committed
R&D Funding for 2010 & 2011
($16M received 1Q10)
$50M Line of Credit
(10 year balloon note at prime)
Innovation. Evolution. Impact.

Innovation. Evolution. Impact. 5 5
Strategic Partnerships with Purdue Pharma and
Mundipharma
Purdue Pharma:
Neuropathic &
Inflammatory Pain
Mundipharma:
Oncology
•
100% R&D funding of partnered programs
•
INFI developmental rights through Phase 1
•
Access to worldwide leadership in pain management
•
Up to 20% royalties on global sales
•
100% R&D funding for partnered programs
•
INFI leading worldwide discovery & development
•
Full U.S. commercial rights by INFI
•
Access to established ex-U.S. commercial capabilities
•
Up to 20% royalties on ex-U.S. sales
Enabling INFI to become a fully integrated biopharmaceutical company

Innovation. Evolution. Impact.
Financial Strength:
Aggressive Investment, Cash Runway into 2013
•
~$310 million to invest in pipeline and access external
opportunities
•
Projected 2010 cash burn of $25M - $35M
•
Anticipate year-end cash and investments balance of
$95M - $105M
–
Based on current operating plan; excludes $50M line of credit from Purdue
•
Low share base (~26 million shares outstanding)

Innovation. Evolution. Impact. 7
IPI-926:
Significant Anti-Cancer Opportunity by Inhibiting
Malignant Activation of the Hedgehog Pathway
Signal to progenitor cell Signal to tumor microenvironment Signal to tumor cell

Innovation. Evolution. Impact.
Controls
IPI-926 + Gemcitabine
IPI-926: Inhibiting Multiple Modes of Malignant
Activation to Prolong Survival
8
1
Olive et al., 21 May 2009 Science
Days
2
Travaglione et al., 2010 AACR
IPI-926 + gemcitabine doubles median
survival in pancreatic cancer model
IPI-926 + Abraxane
®
significantly decreased tumor
growth (77%) and increases tumor perfusion
Days Post Implant
Final IPI-926 dose
On treatment
Re-growth
Final nab-paclitaxel dose
0 10 20 30 40 50 60 70 80 90
0
20
40
60
80
100
1
2

IPI-926: Inhibiting Multiple Modes of Malignant
Activation to Prolong Survival

IPI-926 in SCLC model
1
1
Travaglione et al., 2008 AACR
3
Mandley et al., 2010 AACR
Days Post Implant
Mice randomized
+/- IPI-926
Last day of E/P treatment
E/P - IPI-926
E/P  -Vehicle
Vehicle
IPI-926
82%
2
Proctor et al., 2010 AACR
IPI-926 in castration resistant
prostate cancer model
2
IPI-926 in NSCLC model
3
70%
36%
70%
Begin dosing IPI-926 +
docetaxel Final docetaxel dose
Innovation. Evolution. Impact.

Innovation. Evolution. Impact. IPI-926: Inhibiting Multiple Modes of Malignant Activation to Prolong Survival 10 IPI-926 results in 100% survival in medulloblastoma model 3 3 Olson et al., 2009 AACR

Advanced BCC,
Medulloblastoma
IPI-926: Targeting a Broad Range of Difficult to
Treat Cancers
11
IPI-926 in Phase 1b/2 study in pancreas cancer
and Ph 1 study in advanced solid tumors
Preliminary Ph 1 data anticipated in 2010
Pancreas cancer SCLC, ovarian cancer,
NSCLC, CRPC, and
heme malignancies
Innovation. Evolution. Impact.

Hsp90 chaperone stabilizes
oncoproteins
Hsp90 inhibitors combinable with
best available therapies
Inhibiting Hsp90 degrades
oncoproteins, stopping tumor growth
IPI-504 and IPI-493:
Broadly Attacking Oncoproteins through
Hsp90 Chaperone Inhibition
Innovation. Evolution. Impact.

Innovation. Evolution. Impact.
IPI-504 i.v.: Establish Therapeutic Window
•
Ph 2 Results in NSCLC
(Presented at ASCO 2010; enrollment completed 2009)
– IPI-504 generally well-tolerated and active in NSCLC
• 7% objective response rate in overall study population
– NSCLC patients with ALK rearrangements may preferentially respond to Hsp90 chaperone inhibition
• 67% response rate among patients with ALK rearrangements – two patients with PRs and a third patient with 24% disease reduction, all received IPI-504 for > 6 months
– Validation in patients with NSCLC and ALK rearrangements ongoing in an IST at
MGH by Dr. Lecia Sequist
•
Ph 2 development in HER2+ breast cancer  in combination with
Herceptin
®
–
Preliminary data anticipated in 2010
•
Rigorous effort to evaluate therapeutic window and appropriate patient populations
–
Determine potential path forward with i.v. agent

Innovation. Evolution. Impact.
IPI-493 oral: Establish Optimal Dose & Schedule
•
IPI-493
–
Oral availability may provide flexibility in dose and schedule
–
Potential to be combined with other cancer drugs in early lines of therapy
•
Clinical development to assess safety and establish dosing
regiment for future studies
–
Ongoing Ph 1 study in solid tumors
–
Near-term initiation of Ph 1study in hematological malignancies
• Ability to examine PK-PD relationship and client protein degradation by IPI-493
•
Ph 1 data anticipated in 2011

Innovation. Evolution. Impact. 15 IPI-940: Combating the Magnitude of Neuropathic Pain by Inhibiting Fatty Acid Amide Hydrolase (FAAH) FAAH IPI-940 (FAAH Inhibitor)

Innovation. Evolution. Impact.
IPI-940: Novel Agent Enabling the Body’s Natural
Analgesia
•
Novel, oral agent potentiating the magnitude and duration of body’s natural analgesia
–
Designed to avoid common side effects (e.g., drowsiness)
•
Ongoing evaluation in Ph 1 study in normal, healthy volunteers
–
Consists of single- and multiple-ascending dose studies
•
Ph 1 completion anticipated in 2010

Innovation. Evolution. Impact.
IPI-940: Targeting Broad Areas of Unmet Need
•
Neuropathic Pain
–
Postherpetic neuralgia
–
HIV pain
–
Peripheral diabetic neuropathy
–
Chemotherapy-induced neuropathy
–
Trigeminal neuralgia
–
Fibromyalgia
•
Osteoarthritic pain
•
Anxiety & Depression
•
Inflammatory Conditions

Innovation. Evolution. Impact.
Key 2010 Development Objectives
•
IPI-926 (Hedgehog Pathway Inhibitor)
–
Phase 1 data in solid tumors
–
Phase 2 initiation in pancreatic cancer
•
IPI-504 (Hsp90 Chaperone Inhibitor)
–
Phase 2 data in NSCLC
–
Phase 2 data in HER2+ breast cancer
•
IPI-493 (Hsp90 Chaperone Inhibitor)
–
Phase 1 initiation in hematological malignancies
•
IPI-940 (FAAH Inhibitor)
–
Phase 1 completion

Innovation. Evolution. Impact.
•
U.S. commercialization rights to entire oncology portfolio
–
Building commercial infrastructure
•
Significant financial participation ex-U.S.
–
Ex-U.S. royalty up to 20% by Mundipharma for oncology programs
–
Global royalty up to 20% by Purdue for FAAH program
•
Operational capabilities and financial strength to access external strategic opportunities
Delivering Patient Benefit and Creating
Shareholder Value

Infinity:
Innovation. Evolution. Impact.

Integrated Team
Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Establishing commercial infrastructure in US
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Four candidates in the clinic
Innovation. Evolution. Impact.